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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                  July 7, 2005

                Date of Report (Date of earliest event reported)


                                 ORAGENICS, INC.

             (Exact name of registrant as specified in its charter)


           Florida                  000-50614                59-3410522

(State or other jurisdiction       (Commission              (IRS Employer
      of incorporation)            File Number)          Identification No.)

                            13200 Progress Boulevard
                             Alachua, Florida 32615

           (Address of principal executive offices including zip code)


                                 (386) 418-4018

               Registrant's telephone number, including area code

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                                      None
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         (Former name or former address, if changed since last report.)
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Item 1.02 Termination of a Material Definitive Agreement

      The Employment Agreement between the Company and Mento A. Soponis dated January 1, 2004 was terminated in connection with his retirement and resignation as chief executive officer and president.

Item 5.02 Departure of Director or Principal Officers; Election of Directors; Appointment of Principal Officers

      On July 6, 2005, Mento A. Soponis resigned as chief executive officer and president of the Company as a result of his retirement.

      Effective July 6, 2005, Dr. Robert T. Zahradnik has been named acting president and chief executive officer of the Company replacing Mento A. Soponis. Mr. Soponis will continue to serve on the Company's Board of Directors and Dr. Zahradnik has resigned his position on the Board of Directors in order for the Company to comply with the American Stock Exchange's small business required ratio of at least 50% of the board being independent board members.

      The Company is currently discussing a severance arrangement with Mr. Soponis pursuant to the employment agreement terms existing between the Company and Mr. Soponis. The Company has agreed to a compensation arrangement with Dr. Zahradnik and the material terms include monthly compensation of $15,000, as well as medical and dental insurance and retirement compensation consistent with the Company benefits offered to all employees.

      A copy of the July 6, 2005 press release announcing the appointment of Dr. Zahradnik as acting chief executive officer and president is attached to this report as Exhibit 99.1 and is incorporated herein by reference.


Item 9.01 Financial Information and Exhibits

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       Exhibit No.          Description
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       99.1                 Press Release dated July 6, 2005
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                                   SIGNATURES

      In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized on this 7th day of July, 2005.


                             ORAGENICS, INC.
                             (Registrant)

                             BY: /s/ Robert T. Zahradnik
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                                 Robert T. Zahradnik
                                 Acting President and Chief Executive Officer